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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of earliest event reported):           FEBRUARY 22, 2001



                            THE MEN'S WEARHOUSE, INC.
               (Exact name of registrant as specified in charter)



             TEXAS                       1-16097                74-1790172
   (State of Incorporation)       (Commission File No.)      (I.R.S. Employer
                                                            Identification No.)

                 5803 GLENMONT DRIVE
                   HOUSTON, TEXAS                                 77081
      (Address of Principal Executive Offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (713) 592-7200


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                         Exhibit Index Appears on Page 4

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ITEM 5.  OTHER EVENTS.

         On January 31, 2001, the Board of Directors of The Men's Wearhouse, Inc., a Texas corporation (the "Company"), approved the amendment and restatement of the Company's 401(k) Savings Plan and 401(k) Savings Plan Trust (the "Plan and Trust").

           Copies of the Plan and Trust are filed as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         10.1     - The Men's Wearhouse, Inc. 401(k) Savings Plan, as amended and restated.

         10.2     - The Men's Wearhouse, Inc. 401(k) Savings Plan Trust, as
                    amended and restated.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE MEN'S WEARHOUSE, INC.




Dated: February 22, 2001                       /s/ NEILL P. DAVIS
                                  ----------------------------------------------
                                                  Neill P. Davis
                                  Senior Vice President, Chief Financial Officer
                                                  and Treasurer



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                                INDEX TO EXHIBITS


         EXHIBIT
         NUMBER     DESCRIPTION
         ------     -----------
          10.1      The Men's Wearhouse, Inc. 401(k) Savings Plan, as amended
                    and restated.

          10.2 The Men's Wearhouse, Inc. 401(k) Savings Plan Trust, as amended and restated.